                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints each of J. MIKE McGOWAN, WOLFGANG T.N. MUELLECK and EDWIN L. HERBERT, as his true and lawful attorney and agent, with full power of substitution, to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the 1996 Auburn Continuation Stock Option Plan of VALLICORP HOLDINGS, INC. (the "Company"), and the offering of shares of the Company's Common Stock and interests in the Plan in connection therewith, and to do any and all acts and things and to execute any and all instruments for him and in his name in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with such Registration Statement, including, specifically, but without limitation, power and authority to sign for each of the undersigned and in the capacities indicated below, any and all amendments (including post-effective amendments) to such Registration Statement on Form S-8; and each of the undersigned hereby ratifies and confirms all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue of this Power of Attorney.

     Executed below by the following persons in the capacities and on the dates indicated:


Signature                          Title                    Date
- ---------                          -----                    ----

/s/                          Chairman of the Board of       August 15, 1996
- -------------------------    Directors, Chief Executive
J. MIKE McGOWAN              Officer and Director



/s/                          Vice Chairman of the Board     August 15, 1996
- -------------------------    of Directors and Director
PATRICK J. MON PERE


/s/                          Director                       August 15, 1996
- -------------------------
WILLIAM A. BENNEYAN


                             Director                       August 15, 1996
- -------------------------
LOUIS H. HERWALDT

                             [SIGNATURES CONTINUED ON NEXT PAGE]



/s/                          Director                       August 15, 1996
- -------------------------
LORENZO TONY ORTEGA


/s/                          President, Chief Operating     August 15, 1996
- -------------------------    Officer and Director
STEVEN C. PUMPHREY


/s/                          Director                       August 15, 1996
- -------------------------
V. EUGENE ROSS


/s/                          Director                       August 15, 1996
- --------------------------
MICHAEL J. RYAN, JR.


                             Director                       August 15, 1996
- --------------------------
JERRY K. STANNERS


/s/                          Director                       August 15, 1996
- --------------------------
CHARLES L. TINGEY

                                       2